Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) Of
The Securities Exchange Act of 1934

Date of Earliest Report Event:  September 13, 2010

Spine Pain Management, Inc.
(Formerly “Versa Card, Inc.”)
(Exact name of registrant as specified in its charter)

Delaware	000-27407	98-0187705
(State Or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5225 Katy Freeway
Suite 600
Houston, Texas   77007
(Address of principal executive office) (Postal Code)

(713) 521-4220
(Registrant’s telephone number)

Item 4.01      Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Previous Independent Registered Public Accounting Firm.

i.      On September 13, 2010, Spine Pain Management, Inc. (the “Registrant”) dismissed Jewett, Schwartz, Wolfe & Associates (“JSW”) as its independent registered public accounting firm. The Audit Committee of the Registrant recommended the dismissal to the Board of Directors, and the Board of Directors approved such dismissal.

ii.     JSW’s reports on the financial statements of the Registrant for the years ended December 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. However, JSW did include an explanatory paragraph in its audit report relative to going concern uncertainty for the years ending December 31, 2009 and 2008, respectively.

iii.    During the years ended December 31, 2009 and 2008 and through September 13, 2010, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to JSW’s satisfaction would have caused JSW to make reference thereto in connection with JSW’s reports on the Registrant’s financial statements for such fiscal years.

iv.    During the years ended December 31, 2009 and 2008 and through September 13, 2010, the Registrant had no reportable events as set forth in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

v.     The Registrant provided JSW with a copy of this Current Report on Form 8-K and requested that JSW furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not JSW agrees with the above statements. The Registrant has received the requested letter from JSW, and a copy of such letter is filed as Exhibit 16.1 to this Current Report Form 8-K.

(b)	Engagement of New Independent Registered Public Accounting Firm.

i.      On September 13, 2010, the Registrant engaged Ham, Langston & Brezina, LLP (“HLB”) as the Registrant’s new independent registered public accounting firm.

ii.     Prior to September 13, 2010, the Registrant (or someone on its behalf) did not consult with HLB regarding (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that the new accountant concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions to Item 304) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01      Financial Statements and Exhibit.

(d)    Exhibits

Exhibit No.	Description

16.1	Letter from JSW to the SEC dated September 14, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SPINE PAIN MANAGEMENT, INC.

/s/ William Donovan, M.D.
By: William Donovan, M.D.
Date: September 14, 2010	Chief Executive Officer